                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934


                            GRIC COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE                                77-0368092
  -----------------------------------          ------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

         1421 MCCARTHY BOULEVARD
              MILPITAS, CA                                   95035
   --------------------------------                 ----------------------
(Address of principal executive offices)                   (Zip Code)

If this Form relates to the registration of a     If this Form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section
of the Exchange Act and is effective              12(g) o fthe Exchange Act and is
pursuant to General Instruction A.(c),            effective pursuant to General Instruction
check the following box.         / /              A.(d), check the following box.          /X/

 Securities Act registration statement file number to which this form relates:

                                    333-87497
                                    ---------

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
                                      ----

       Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of Class)

ITEM 1.         DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-87497) as originally filed with the Securities and Exchange Commission on September 21, 1999, or as subsequently amended (the "REGISTRATION STATEMENT"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2.         EXHIBITS.

                The following exhibits are filed herewith or incorporated herein by reference:

                  Exhibit
                  NUMBER            EXHIBIT TITLE OR DESCRIPTION

                  3.02              First Amended and Restated Bylaws of the
                                    Registrant (incorporated by reference to
                                    Exhibit 3.02 to the Registration
                                    Statement).

                  3.04              Second Amended and Restated Certificate
                                    of Incorporation of the Registrant
                                    (incorporated by reference to Exhibit
                                    3.04 to the Registration Statement).

                  4.01*             Form of specimen certificate for
                                    Registrant's common stock (incorporated
                                    by reference to Exhibit 4.01 to the
                                    Registration Statement).

                  4.02              Fourth Amended and Restated Registration
                                    Rights Agreement dated April 16, 1999
                                    (incorporated by reference to Exhibit
                                    4.02 to the Registration Statement).

                  4.03*             Amendment dated November , 1999 to Fourth
                                    Amended and Restated Registration Rights
                                    Agreement dated April 16, 1999
                                    (incorporated by reference to Exhibit 4.03 to the Registration Statement).

                  -----------

                  * To be filed by amendment

                                    SIGNATURE


                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 29, 1999                    GRIC Communications, Inc.


                                           By:   /s/ Joseph M. Zaelit
                                              --------------------------------
                                                 Joseph M. Zaelit
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

                  Exhibit
                  NUMBER            EXHIBIT TITLE OR DESCRIPTION

                  3.02              First Amended and Restated Bylaws of the
                                    Registrant (incorporated by reference to
                                    Exhibit 3.02 to the Registration
                                    Statement).

                  3.04              Second Amended and Restated Certificate
                                    of Incorporation of the Registrant
                                    (incorporated by reference to Exhibit
                                    3.04 to the Registration Statement).

                  4.01*             Form of specimen certificate for
                                    Registrant's common stock (incorporated
                                    by reference to Exhibit 4.01 to the
                                    Registration Statement).

                  4.02              Fourth Amended and Restated Registration
                                    Rights Agreement dated April 16, 1999
                                    (incorporated by reference to Exhibit
                                    4.02 to the Registration Statement).

                  4.03*             Amendment dated November , 1999 to Fourth
                                    Amended and Restated Registration Rights
                                    Agreement dated April 16, 1999
                                    (incorporated by reference to Exhibit 4.03 to the Registration Statement).

                  -----------

                  * To be filed by amendment